SUPPLEMENT DATED SEPTEMBER 29, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016 FOR

INSURED SERIES POLICY
ISP CHOICE
FIRST CHOICE
TAX TAMER I
FIRST CHOICE BONUS ANNUITY
SPVL A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
VARIABLE UNIVERSAL LIFE INSURANCE POLICY

OFFERED BY FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

This Supplement describes changes relating to the First Investors Life Series Cash Management Fund (the “Fund”), which is offered as an investment option under your variable annuity or variable insurance contract. In response to amendments to the rules governing money market funds, the Board of Trustees of the Fund has approved the repositioning of the Fund as a government money market fund effective as of October 3, 2016. As a result, as of October 3, 2016 all references to “Cash Management Fund” in the above listed prospectuses are replaced with “Government Cash Management Fund.”

Please retain this Supplement for future reference.

FILP1016